UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________________________

Date of Report (Date of earliest event reported): July 13, 2018

SMART SAND, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37936	45-2809926
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Hughes Landing Blvd., Suite 800
The Woodlands, Texas 77380
(Address of principal executive offices and zip code)

(281) 231-2660
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 1.01. Entry into a Material Definitive Agreement.

On July 13, 2018, Smart Sand, Inc. (the "Company") entered into the Second Amendment to Credit Agreement and First Amendment to Guarantee and Collateral Agreement, by and among the Company, the subsidiary guarantors party thereto, Jefferies Finance, LLC, as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent"), and the lenders party thereto (the "Amendment").  The Amendment amends each of (i) the Credit Agreement, dated as of December 8, 2016 and amended as of April 6, 2018, by and among the Company, the Administrative Agent and the lenders party thereto (the "Credit Agreement") and (ii) the Guarantee and Collateral Agreement, dated as of December 8, 2016, by and among the Company, the subsidiary guarantors party thereto and the Collateral Agent.

Among other things, the Amendment (i) increased the limit on the Company's ability to sell, transfer or dispose of assets, subject to certain conditions, from an aggregate amount of $25 million to $55 million, (ii) increased the limit on the Company's ability to incur capital lease obligations from an aggregate principal amount of $15 million to $30 million and (iii) excluded certain current and future earn-out obligations from the definition of "Indebtedness" in the Credit Agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Amendment contained in Item 1.01 in this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1
Second Amendment to Credit Agreement and First Amendment to Guarantee and Collateral Agreement, dated as of July 13, 2018, among Smart Sand, Inc., as borrower, the subsidiaries of Smart Sand, Inc. party thereto, as guarantors, the lenders party thereto, and Jefferies Finance LLC, as administrative agent and collateral agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2018	SMART SAND, INC. By: /s/ Lee E. Beckelman Lee E. Beckelman Chief Financial Officer